UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2018

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

43 London Wall, London, EC2M 5TF United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-207-347-8925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 annual general meeting of shareholders on May 8, 2018. There were 178,344,557 ordinary shares issued and outstanding at the close of business on March 5, 2018 and entitled to vote at the annual general meeting. A total of 157,252,182 ordinary shares (88.17%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Re-Elect Director Nominees

To re-elect nine director nominees for one-year terms expiring at the 2019 annual general meeting of shareholders. Each nominee for director was re-elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glynis A. Bryan	139,909,328	3,762,265	399,595	13,180,994
Jacques Esculier	142,365,233	1,406,542	299,413	13,180,994
T. Michael Glenn	140,780,103	2,880,197	410,888	13,180,994
Theodore L. Harris	143,164,947	597,846	308,395	13,180,994
David A. Jones	141,144,141	2,512,170	414,877	13,180,994
Matthew H. Peltz	142,472,664	1,189,747	408,777	13,180,994
Michael T. Speetzen	143,105,146	598,201	367,841	13,180,994
John L. Stauch	141,876,362	1,802,312	392,514	13,180,994
Billie I. Williamson	141,744,744	2,019,973	306,471	13,180,994

Proposal 2. — Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers

To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved, by non-binding advisory vote, by shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,479,815	9,332,669	1,258,704	13,180,994

Proposal 3. — Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor of the Company and to Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration

To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2018 and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditor’s remuneration. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
154,213,102	2,596,869	442,211

Proposal 4. — Authorize the Price Range at Which the Company Can Re-allot Shares It Holds as Treasury Shares Under Irish Law

To authorize the price range at which the Company can re-allot shares it holds as treasury shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
155,717,338	726,492	808,352

Proposal 5. — Approve the Reduction of the Minimum Number of Directors from Nine to Seven and the Maximum Number of Directors from Twelve to Eleven.

To approve the reduction of the minimum number of directors from nine to seven and the maximum number of directors from twelve to eleven. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,884,266	863,100	323,822	13,180,994

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 8, 2018.

PENTAIR PLC
Registrant

By:	/s/ Karla C. Robertson
Karla C. Robertson
Executive Vice President, General Counsel and Secretary